UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) February 27, 2007

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 27, 2007, the Company appointed Thomas D. Johnson as Executive Vice President and Chief Financial Officer, effective immediately. Mr. Johnson had been serving as Movie Gallery's Interim Chief Financial Officer since June 2006 in addition to fulfilling his responsibilities as Senior Vice President - Corporate Finance and Business Development. A copy of the press release announcing Mr. Johnson's appointment is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 5.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     99.1   Press Release dated March 1, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: March 2, 2007

/S/ Thomas D. Johnson, Jr.
------------------------------------
Thomas D. Johnson, Jr.
Executive Vice President and Chief
Financial Officer


INDEX TO EXHIBITS

99.1    Press Release dated March 1, 2007.